Wenzhou Yangfushan marina leasing contract

Party A: Wenzhou Urban Construction Investment Co., Ltd. (marina owner)

Unified social credit Code: [XXXXX]

Address: [XXXXX]

Legal representative: [XXXXX]

Party B: Wenzhou liangye Environmental Technology Co., Ltd. (owner of supporting housing)

Unified social credit Code: [XXXXX]

Address: [XXXXX]

Legal representative: [XXXXX]

Party C: Khashing yacht industry investment (Guangdong) Co., Ltd. (user)

Unified social credit Code: [XXXXX]

Address: [XXXXX]

Legal representative: [XXXXX]

Party D: [XXXXX] (guarantor)

(the guarantor is a natural person): [XXXXX]

Pass for Taiwan residents to and from the mainland: [XXXXX]

Address: c2-2220 Wanda Plaza, Huangpu District, Guangzhou

Tel: [XXXXX]

In accordance with the contract law of the people's Republic of China and the relevant provisions of state-owned assets leasing, the parties, in line with the principles of equality, voluntariness, fairness and good faith, sign this contract for the investment promotion of Wenzhou Yangfushan sailing boat marina for the parties to abide by.

This contract, including all documents and drawings, shall be an integral part of this contract.

The comprehensive evaluation scheme document (bidding document) of the project is an integral part of the contract and has the same effect as the terms of the contract.

1、 Basic information

（1）Marina Name: Wenzhou Yangfushan sailing boat marina.

（2）Marina location: Oujiang Road, north of convention and Exhibition Center.

（3）Dock area: about 2000 square meters, 18 berths.

（4）Supporting management room: about 200 square meters (subject to the scope specified in the first floor plan of No.7 service room).

(Note: Marina and supporting management room, collectively referred to as "contract object" in this Agreement)

2、 Lease term

(1) The term of this contract is [XXXXX] years from the date when Party A, Party B, and Party C sign the transfer confirmation.

(2) The cultivation period within the contract period is [XXXXX], and Party C will complete the remodeling of supporting management rooms, the handling of relevant business procedures, the transformation and upgrading of the marina, and start the operation of external business and events at the same time. No rent or share will be charged during the cultivation period.

(3) Within three months before the expiration of the [XXXXX] contract, the parties to the contract may renew the three-year contract on the condition that Party C passes the [XXXXX] and [XXXXX] assessment.

3、 Cooperation mode

（1）. The cooperation between Party A and Party C is divided into annual fixed rent and annual floating income (advertising income and sailboat training income). Party A entrusts Yangfushan sailboat marina to Party C for operation and management. Party A and Party B shall not interfere in Party C's daily operation and management. However, the advertising income and sailboat training income shall be collected through the cashier system provided by Party A. The operating revenue will be directly deposited into Party C's bank account.

ii. Annual fixed rent of yacht marina: Party C shall pay Party A a fixed rent of [XXXXX], which shall be paid before operation may begin. The annual fixed rent shall increase by [XXXXX] year by year (every 12 months).

iiii. Advertising revenue sharing: all advertising contracts of Party C involving the business scope of the marina shall be signed by Party A and Party C. Internally, it shall be specified that the total annual advertising revenue shall be divided into [XXXXX] for Party A, [XXXXX] for Party B and [XXXXX]for Party C. If the revenue sharing fails to reach the minimum price of [XXXXX] promised by Party C after annual accounting between Party A and Party B, Party C shall make up the difference according to the price promised in the bidding.

iiiiii. Share of sailboat training: Party C is responsible for the management and operation of sailboat training. [XXXXX] of the sailboat training revenue share will go to Party A and the remaining [XXXXX] will go to Party C. If Party A's revenue share fails to reach the minimum price of [XXXXX] promised by Party C annually, Party C shall make up the difference according to the minimum price promised by Party C.

iviv. All operating income related to berth shall be owned by Party C.

vv. Party C shall not only pay the fixed rent, advertising revenue share and sail boat training share, but also pay the water, electricity and property costs incurred in actual operation.

（2） In order to make full use of the existing Oujiang tourism resources, Party C shall support Party A's merchant assessment and staff training.

（3） Settlement: the annual fixed rent of the yacht marina shall be settled every 12 months, paid before use, and paid 15 days before the expiration date of the previous year. Floating income (including advertising revenue share and sailboat training revenue share, etc.) will be settled every six months.

（4） Party A and Party B shall issue invoices to Party C for the rent, income share, water, electricity fee, and other expenses paid by Party C to Party A and Party B.

4、 Margin

（1）Deposit: Party C shall pay Party A [XXXXX] of the first year's rent of the yacht marina as a deposit (rounded) of [XXXXX].

（2） If the lease contract is rescinded or terminated, Party C shall go through the procedures of clearing all expenses and vacating the subject matter of the contract, timely canceling, or changing the business address, registered address, and water and electricity account name, no water pollution, etc., Party A shall check that the subject matter of the contract and all facilities are intact, and return the deposit without interest within 30 working days after fulfilling the above confirmation procedures.

（3）Assessment deposit: in the first contract year, Party C shall submit a letter of indemnity  in the amount of [XXXXX]，to Party A as the assessment deposit. If all the assessment items in the current year (contract year, not natural year, same as below) are qualified, the amount of guarantee in the next year will be reduced by [XXXXX], and so on. If one or more assessment items in the current year are unqualified, Party A shall be fined and deducted the deposit amount based on assessment rule.

5、 Delivery standard of contract object

(1)  The specific delivery date of the subject matter of the contract shall be subject to the delivery confirmation signed by Party A, Party B and Party C.

(2)  Before signing this contract, Party C has understood and inspected the subject matter of the contract, the surrounding environment and the relevant conditions of the subject matter of the contract on the spot, fully understood and recognized the existing or possible defects of the subject matter of the contract provided by Party A and Party B, and is responsible for making up and eliminating them on its own, so as to ensure that it will not make any claim to Party A and Party B on this ground, and that it will solve the possible potential problems and risks. Party A and Party B shall not bear all responsibilities.

6、 Property maintenance and other matters during the lease period

（1） Party A shall deliver the leased object to Party C according to the delivery standard agreed in this contract, and Party C shall be responsible for the daily maintenance and operation expenses of the leased object and ancillary facilities (if any).

（2） During the lease term, Party C shall be responsible for the daily repair of the subject matter and ancillary facilities and equipment (if any), including but not limited to water leakage, wall and ground damage and cracking, door and window damage, relevant facilities and equipment, yacht pontoon damage and/or missing, oil leakage pollution, etc. During the lease term, Party C shall be responsible for the damage or encroachment of the subject matter caused by a third party, which has nothing to do with Party A.

（3） Party A shall provide Party C with the drawings and relevant approval documents of the leased object [including but not limited to the approval or filing procedures (if any) for fire inspection approval and environmental protection assessment of marina construction]; Party C shall be responsible for handling the approval or filing procedures for leasing subject, remodeling approval, sailboat operation approval, health and administrative license, industrial and commercial registration, etc., and Party A shall provide the support. Party C shall not file a claim against Party A on the ground that the examination and approval procedures are blocked or the examination and approval cannot be passed due to the unusable function of the subject matter, incomplete ancillary facilities and equipment, and incomplete relevant data.

（4） With the written consent of Party A and Party B, Party C may transform or add other things to the subject matter, but the safety of the subject matter shall not be affected, and the main body and bearing structure of the subject shall not be removed. Party C may modify or add other things to the subject according to the operation needs and with the written consent of Party A. Party C shall report to the functional department of the government for permission before carrying out the renovation and remodeling of the leased object, and shall submit the scheme design drawings of the renovation and remodeling as well as the relevant documents approved by the government to Party A for the record.

（5） If Party C needs to set up advertisement, signboard, sunshade (rain) awning, outdoor unit of air conditioner, oil drainage, smoke exhaust, drainage and sewage lines, etc., it shall not affect the neighboring parties, and all technical indexes shall meet the standards, which can be implemented only after Party A and Party B agree and report to the government functional department for approval.

（6） Party C shall not pull wires without permission, store any inflammable and explosive contraband, occupy or obstruct other people's use of public facilities and public places without permission, or build any buildings in public places, otherwise Party C shall be responsible for all consequences arising therefrom.

（7） Party C shall be responsible for the property management fee, water and electricity fee and other expenses during the lease term; Party C shall solve the water, electricity and other expenses of the subject matter of the lease by itself, and Party A shall not compensate for the termination of the contract due to expiration or early termination for various reasons; Party A shall have the right to take temporary suspension measures without written notice if Party C defaults on the rent or other water and electricity fees for more than one month Party C shall be responsible for the loss caused by water and power failure until Party C has paid all the expenses.

（8） Party C shall use the subject matter of the lease legally and shall not engage in illegal activities by using the subject matter of the lease; Party C shall bear all responsibilities for any illegal act during the lease period.

（9） Party C shall handle the surrounding social relations (including but not limited to neighborhood relations, property management company relations, owners' committee relations, etc.) of the leased object by itself, and the losses and risks arising therefrom shall be borne by Party C itself.

（10） In case of expiration or early termination of the contract, Party C shall hand over the subject matter of the contract in its original state at the time of delivery. Party A shall not be liable for any compensation. If the subject matter is damaged due to Party C's removal, Party C shall restore the subject matter to its original state or compensate for the loss.

（11） When the contract is expired or terminated in advance and Party A requests to remove the object which added by Party C, Party A may remove the object on behalf of Party C if Party C refuses to remove.  The relevant expenses shall be borne by Party C.

（12） Party C shall comply with the requirements of fire prevention, public security and health stipulated by the state, and provide necessary facilities at Party C's expense. Party C shall be responsible for the cost of necessary facilities and equipment due to the inspection of relevant government departments.

（13） Party A, Party B and Party C must sign the letter of responsibility for the safety of the leased object and strictly perform it. During the lease term, Party C shall be responsible for all safety problems related to the fire control of the subject matter. If Party A, Party B and other third parties suffer losses, Party C shall be responsible for compensation. If Party A and Party B are involved in the claim, they can claim compensation from Party C.

（14） Party C shall be responsible for the regular inspection and maintenance of the yacht marina according to relevant regulations, and bear all costs.

7、 Contract modification, rescission and termination

（1） The change of the contract shall be agreed by all parties; without the consent of all parties, the contract shall not be changed unilaterally; otherwise, the breaching party shall bear the responsibility.

Any modification, supplement or alteration to this contract shall come into force in written form after being signed and sealed by the legal representatives or authorized agents of all parties, and shall be an integral part of this contract with the same effect.

（2） If either party of the contract is unable to continue to perform the contract for some reason, it shall notify the other party in writing 2 months in advance, and the contract can be terminated only after the parties reach an agreement through consultation.

（3） During the lease term, Party A has the right to unilaterally terminate the lease contract if Party C has any of the following circumstances:

ii. Party C owes rent and property expenses for more than 2 months after Party A urges Party C to do so;

iii. Party C transfers, sublets, lends, or entrusts the leased subject matter without authorization;

iiiii. Party C decorates, renovates, adds other things, or changes the use nature or structure of the subject matter without the written consent of Party A;

iiiiv. Party C uses the leased object for illegal activities or damages the public interest;

ivv. Party C's intentional destruction or non-Force Majeure causes serious damage to the subject matter;

vvi. Party C is ordered by relevant departments to make rectification within a time limit due to violation of rules, laws and regulations, or the leased object is sealed up by judicial or administrative organs according to law due to Party C's reasons;

vivii. Party C violates the contents of the letter of responsibility for the safety of the leased object;

viiviii. Other circumstances under which Party C violates this contract.

（4） During the lease term, Party C has the right to unilaterally terminate the lease contract under any of the following circumstances:

ii. If Party A fails to deliver the subject matter to Party C for use in accordance with the contract, and the delivery time exceeds 2 months, Party C may unilaterally terminate the contract and require the return of the rent and fees paid to Party A;

iiii. Other circumstances stipulated by law.

（5） If either party unilaterally cancels the contract in accordance with the above (3) and (4), the written notice of the observant party to terminate the contract shall take effect when it is delivered to the other party at the address agreed in the contract, and the contract shall be terminated on the effective day.

（6） Termination of lease contract:

ii. The expiration of contract;

iiii. Termination of the contract by either of parties;

iii. Other circumstances agreed by all parties. i. Party D is fully aware of Party C's business status and debt situation, and voluntarily provides joint liability guarantee with his personal property, and all meanings under the contract are true.

ii. Party D provides the joint liability guarantee.

iii. The scope of guarantee includes but is not limited to the rent, guaranteed share, liquidated damages, compensation, expenses for realizing the creditor's rights (including legal costs, lawyers' fees, preservation fees, etc.) and all other expenses payable under the contract.

iv. The guarantee period shall be two years from the next day after the expiration date specified in the contract.

v. If Party A terminates or rescinds the contract in advance according to the contract, the guarantee period shall be two years from the next day after Party A notifies Party C of the termination of the contract.

vi. If Party A and Party B transfer the creditor's rights to a third party, it does not need Party D's consent, but Party D must be informed in time. Party D shall still bear joint liability within the scope of the original guarantee.

vii. When Party A terminates the contract in accordance with the contract, Party A has the right to notify Party D to assume the guarantee responsibility, and Party D shall perform the guarantee responsibility within 10 days after receiving the notice.

viii. Party D's guarantee responsibility for Party C's payment of rent and related fees shall be independent and shall not be affected due to the invalidity of the lease contract between  other parties.

ix. Party A has made it clear to Party D before signing this agreement that Party D, as the guarantor of Party C, shall bear all legal liabilities. Party D has seen and fully understood the above terms, and has no objection.

8、 Liability for breach of contract

（1） If Party C fails to pay the rent of the subject matter and the floating income in full within the time limit specified in the contract, except paying the payable fees, Party C shall pay Party A liquidated damages at the rate of 0.05% of the payable fees every day since the expiration date.

（2） If Party A fails to deliver the subject matter to Party C for use within the agreed time limit, in addition to returning the overpaid rent, Party A shall pay Party C liquidated damages at the rate of 0.05% of the rent paid every day from the agreed date.

（3） Before the expiration of the contract or the next day after the termination of the contract, Party C shall vacate and return the subject matter of the lease. If Party C fails to vacate and return the subject matter within the time limit, Party C shall pay Party A and Party B double the rent during the occupation period according to the rental price of the year in which it should vacate (i.e. the rent of the overdue vacating period = the daily rent of the year in which it should vacate * 2 * the days of delayed vacating). Party C shall be deemed to have given up the goods it has not cleared within the time limit Party A and Party B have the right to dispose of the above-mentioned articles from the date of termination of the contract without any responsibility, and the expenses incurred in disposing of the above-mentioned articles shall be borne by Party C.

（4） If Party C violates the contract and causes economic losses to Party A, Party B or the third party, or infringes the legitimate rights and interests of the third party, Party C shall not only be responsible for compensating Party A, Party B or the third party for the economic losses caused thereby, but also bear the corresponding legal liabilities, and shall pay liquidated damages to Party A and Party B according to 10% of the annual fixed rent of the yacht marina in the first year.

（5） If Party C proposes to terminate the contract due to its own reasons within the term of the contract, with the consent of Party A, in addition to settling the rent according to the actual lease term, Party C shall also pay Party A liquidated damages at the rate of 10% of the annual fixed rent of the yacht marina in the first year.

（6） If Party C terminates the contract due to violate the provisions of Article 7 (3) (2-7), in addition to settling the rent according to the actual lease term, Party C shall also pay liquidated damages to Party A at the rate of 30% of the first year rent.

（7） During the lease term, if Party C has delayed paying the rent twice in total, or has delayed paying the rent and related fees more than two months, it will be listed in the "lease dishonest list", and Party C shall not participate in all kinds of asset leasing organized by Party A and act as the joint guarantor of the lease within five years.

9、 Exemption clause

（1） If the subject matter is lost due to natural disasters or force majeure during the lease term and the contract cannot be performed, each party shall have the right to terminate the contract without any legal liability. When the contract is terminated due to this clause, Party A does not need to give Party C any compensation, and Party C shall immediately settle all the fees payable according to the actual number of rental days.

（2） During the lease term, if the lease object is unable to be provided to Party C due to government action, urban construction, demolition and resettlement, public interest and other reasons, Party A and Party B may unilaterally terminate this lease contract, and Party A shall notify Party C to move out in 2 months. In addition to returning the unused rent without interest, Party A and Party B do not need to pay any compensation to Party C. If Party C refuses to move out, Party A has the right to ask Party C to compensate for all economic losses arising therefrom.

（3） During the lease term, Party C shall be responsible for any disputes or liability arising from the operation, contract, labor issues, which have nothing to do with Party A. If Party A and Party B are involved in the claim, they can claim compensation from Party C.

（4） Party A and Party B shall not compensate for any service fee paid by Party C to the third party no matter the contract is terminated upon expiration or due to any reasons.

10、 Rights and obligations of all parties

(1)  Party A shall provide the current marina to Party C for operation. Party C shall guarantee that the facilities are intact during the leasing term, and the marina facilities shall be maintained effectively. If there is any damage in the process of use or the loss caused by inadequate maintenance and dredging, it shall be restored unconditionally. Otherwise, Party A may deduct the relevant restoration costs from the deposit.

(2)  Party C shall implement the optimized lifting plan for the marina confirmed by Party A and the house remodeling plan confirmed by Party B in writing. Party C shall ensure that the marina lifting complies with relevant regulations and shall not affect the completion and approval of the marina. Party C shall not enter the construction site without the remodeling plan confirmed by Party B in writing.

(3)  Party C needs to park at least five demonstration yachts every day. And ensure that the competition will be held at least once a year.

(4)  Party B has obtained the route of Oujiang night tour project. During the leasing period, Party C must unconditionally cooperate with Party B for the route safety, and shall not carry out any other commercial activities related to Oujiang night tour route, unless Party B's written consent is obtained.

(5) Party A will do the annual evaluation of Party C. If the assessment fails to meet the requirements, Party C shall have a one-year rectification period. If the assessment requirements are not met after the rectification period, Party A shall have the right to dismiss and terminate the contract, and Party C shall cooperate unconditionally.

(6) Party C shall provide a spare berth for Party B to dock a licensed yacht (less than 45 feet in length) for free. The location shall be arranged by Party C according to the actual situation of the berth. The actual water, electricity and other service charges should be payable by Party B and will be negotiated by both parties separately. Both parties shall sign the relevant agreement in advance.

(7) Rights and obligations of Party D

11、 Other lease agreements

If Party C really needs to transfer the lease right, Party C and the new lessee can submit a written application jointly after one year of the lease contract. With the consent of Party A, Party C will terminate the original lease contract, and Party A will sign the lease contract with the new lessee. The new lease term shall not exceed the remaining lease term of the original lease contract, and the rent shall not be lower than the rent stipulated in the original lease contract. Meanwhile, in addition to settling the rent according to the actual lease term, Party C shall also pay Party A the liquidated damages at the rate of 10% of the annual fixed rent of the first year.

12、 Notice and delivery

Mailing address:

Party A: [XXXXX]Tel (mobile): [XXXXX] email: [XXXXX]

Party B: [XXXXX]

Post code: [XXXXX] Tel (mobile): [XXXXX] email: [XXXXX]

Party C: [XXXXX] Tel. (mobile): [XXXXX], e-mail: [XXXXX]

Party D:

Tel (mobile): [XXXXX], e-mail: [XXXXX]

All documents required to be given under this contract, as well as correspondence between the parties and notices related to this contract, must be in writing. If a notice or document is sent by delivery person, it’s been delivered if the receiver signs or another person signs for him; if it is sent by fax, it shall be deemed as delivered after the document faxed; if it is sent by mail, it shall be deemed as delivered if it is signed or refused to sign by the other party. If no written notice is given to the other parties for address or name change and caused mail return, it shall be deemed as delivered since the date shows the return reason on the mail. In case of any dispute between the parties, it shall be settled by litigation. The parties agree their addresses in this contract shall be used as the service addresses for the court, and the parties shall accept the e-mail service (if any) agreed in this contract. If not, the business registration address of each party and the address on the ID card of natural person shall be the designated address for receiving documents.

13、 Supplementary Provisions

（1） Party C signs the "Safety Responsibility Statement" as an annex to this contract, which has the same legal effect as this contract and shall be strictly performed.

（2） This contract is the formal document of the lease relationship between the parties. For matters not covered in the contract, the parties shall reach a supplement agreement. The supplementary agreement shall have the same effect as this contract. If the contents of the two terms are inconsistent, the subsequent supplementary agreement shall prevail.

（3） Any dispute arising from or in connection with this contract shall be settled by both parties through negotiation. If the negotiation fails, the parties may file a claim in the local court where Party A is located.

（4） This contract shall come into force after being signed by Party A, Party B, Party C and Party D. This contract is made in OCTUPLICATE, with Party A, Party B, Party C and Party D holding two copies respectively.

Party A has explained the terms of this contract, Party C has understood of the lease subject on site (including the defects of the subject matter, etc.), and has fully understood the terms of the contract, Party C is willing to perform cooperation according to this contract.

Party A: Wenzhou Urban Construction Investment Co., Ltd

Legal representative / authorized person:

specific date:

Party B: Wenzhou Liangye Environmental Technology Co., Ltd

Legal representative / authorized person:

specific date

Party C: Khashing yacht industry investment (Guangdong) Co., Ltd

Legal representative / authorized person:

specific date

Party D:

specific date

Signing place: Wenzhou, China

Exhibit 1:       Safety responsibility statement

Assets Owner: Wenzhou Urban Construction Investment Co., Ltd. and Wenzhou Liangye Environmental Technology Co., Ltd. (hereinafter referred to as Party A)

Operation side: Khashing Yacht Industry Investment (Guangdong) Co., Ltd. (hereinafter referred to as Party B)

In order to implement the safety responsibility, set up the policy of "safety first, prevention first, and comprehensive management" and ensure that everything is safe and no risk at all. By mutual agreement, Party A and Party B hereby sign this safety responsibility statement.

1、 The Wenzhou Yangfushan sailing boat marina provided by Party A to Party B shall meet the fire safety requirements and get the permit from the relevant departments.

2、 Party A and Party B shall strictly abide by and implement laws, regulations and relevant policies such as production safety law and fire protection law, and consciously obey the supervision, inspection and management of fire department.

3、 Party B shall cooperate, voluntarily accept the regular or irregular safety inspection carried out by Party A, and timely rectify the potential safety hazards proposed by Party A.

4、 When remodel the Wenzhou Yangfushan sailing boat marina, Party B shall hire qualified enterprises to carry out the construction, strictly abide by the fire and safety operation regulations, and not allowed to implicate, wiring without previous permission; it is forbidden to change gas pipelines without authorization, damage, misappropriate, dismantle fire-fighting facilities and equipment without authorization; it is strictly in accordance with fire-fighting technical standards, and apply the non-combustible and refractory materials. The facility can be operated only after passing the inspection of relevant departments such as fire department.

5、 Party B shall provide complete and sufficient fire-fighting equipment in accordance with national standards, set up safety evacuation indication signs, emergency lighting facilities, mechanical smoke exhaust and air supply facilities, and ensure that the above equipment and facilities are always in good condition and effective, and ensure that the evacuation passage, emergency exit and fire engine passage are not obstructed.

6、 Party B shall carry out safety publicity, education and training, improve the safety awareness of all staffs, and maintain the safety management of Wenzhou Yangfushan sailing boat marina.

7、 Party B shall conduct regular safety inspection on Wenzhou Yangfushan sailing boat marina and its business activities, and timely check and eliminate potential safety hazards. In case of fire hazards or unqualified fire-fighting equipment, Party B shall make timely rectification to ensure the safety of life and property.

8、 Party B shall abide by the relevant regulations and ensure fire prevention, theft prevention, poison prevention, flood prevention, disaster prevention, electricity and gas use; strictly prohibit the operation, storage and accommodation as "three in one"; strictly prohibit private pulling and connecting wires or increasing power load carelessly to ensure the safety of electricity use; strictly prohibit the use of fire in the corridor and the storage of inflammable, explosive, highly toxic and other dangerous goods that do not meet the safety standards; make sure the corridor and passage are unblocked.

9、 Party B shall establish and improve the fire emergency rescue plan and accident emergency rescue plan according to the needs, and regularly organize training and drills to ensure the operability and practicality of the emergency rescue plan and effectively improve the emergency rescue ability.

10、 In case of any safety accident, Party B must report to the police in time and organize rescue and evacuation quickly. At the same time, it is necessary to protect the scene, accept the investigation by the relevant departments at a higher level, truthfully reflect the situation of the accident, and do not delay reporting, make a false report, or conceal it.

11、 Party B shall be responsible for the safety of the personnel related to the operation inside and outside the site. In case of accident, Party B shall be responsible for and bear all the compensation expenses.

12、 If Party B violates the relevant national laws, regulations, policies and other regulations, or inadequate management caused accidents, all consequences shall be borne by Party B. If Party B causes losses to Party A, Party B and the third party, Party B shall be responsible and bear all compensation expenses.

13、 This Safety Responsibility Statement is made in sextuplicate, with Party A and Party B holding three copies respectively, and shall come into force as of the date of signing.

Party A: Wenzhou Urban Construction Investment Co., Ltd

Representative / authorized person:

Date:

Wenzhou Liangye Environmental Technology Co., Ltd

Representative / authorized person:

Date

Party B: Khashing Yacht Industry Investment (Guangdong) Co., Ltd

Representative / authorized person:

Date